SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

Philadelphia Consolidated Holding Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA	19004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 617-7900

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 12. Results of Operations and Financial Condition
Signatures
EXHIBIT INDEX
THIRD QUARTER RESULTS SEPTEMBER 30, 2003
THIRD QUARTER 2003 CONFERENCE CALL PRESENTATION
THIRD QUARTER 2003 PREMIUMS BY SEGMENT
NINE MONTHS 2003 PREMIUMS BY SEGMENT
THIRD QUARTER 2003 ADDITIONAL SUPPLEMENTAL INFO.

ITEM 5.  OTHER EVENTS.

The Registrant is furnishing this Current Report on Form 8-K solely for the purpose of providing the supplementary data set forth in the Exhibit listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1 Third Quarter Results September 30, 2003.

Exhibit 99.2 Third Quarter 2003 Conference Call Presentation.

Exhibit 99.3 Third Quarter 2003 Premiums by Segment.

Exhibit 99.4 Nine Months 2003 Premiums by Segment.

Exhibit 99.5 Third Quarter 2003 Additional Supplemental Information.

ITEM 12.  Results of Operations and Financial Condition

On October 23, 2003, the registrant conducted a conference call announcing the results of the Company’s operations for the quarter ended September 30, 2003. The conference call presentation is attached as Exhibit 99.2 to this report, and is incorporated herein by reference and shall be deemed “furnished” for purposes of the Securities Act of 1934, as amended.

The registrant discloses net operating income, a non GAAP financial measure, which it defines as net income adjusted for after-tax net realized investment gains and losses. Because net operating income is not a term defined by GAAP, the registrant’s net operating income may not be comparable to similarly title measures reported by other companies. However, the registrant believes that this measure provides useful information to help investors measure the results of its regular business activities. The registrant utilizes net operating income in its budget and planning process and, in part, in measuring actual performance.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp.

(Registrant)
Dated: October 24, 2003	By:	Craig P. Keller

Craig P. Keller Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Third Quarter Results September 30, 2003	Furnished electronically herewith.
99.2	Third Quarter 2003 Conference Call Presentation	Furnished electronically herewith.
99.3	Third Quarter 2003 Premiums by Segment	Furnished electronically herewith.
99.4	Nine Months 2003 Premiums by Segment	Furnished electronically herewith.
99.5	Third Quarter 2003 Additional Supplemental Information	Furnished electronically herewith.